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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                        1-6263                 58-2572419
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 27, 2004, Marine Products Corporation issued a press release entitled "Marine Products Corporation Reports Third Quarter Results," that announced the results of the third quarter ended September 30, 2004.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

      Exhibit 99 - Press Release dated October 27, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Marine Products Corporation.

Date: October 27, 2004                              /s/ BEN M. PALMER
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                                                    Ben M. Palmer
                                                    Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer


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